Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) - Fair Value, Recurring [Member] - Fair Value, Inputs, Level 2 [Member] - USD ($)
$ in Thousands
	Jun. 30, 2021	Dec. 31, 2020
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Interest rate swaps	$ (25,595)	$ (36,183)
Bunker swaps	(306)	(8,755)
Bunker put options	0	206
Total	$ (25,901)	$ (44,732)